UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2015

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan		49504
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Mercantile Bank Corporation (NASDAQ: MBWM) (“Mercantile”) has prepared presentation materials (the “Investor Presentation”) that management intends to use from time to time on or after March 25, 2015 in presentations about Mercantile’s operations and performance. Mercantile may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in Mercantile and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is available on the investor relations page of Mercantile’s website at http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=113567. Materials on Mercantile’s website are not part of or incorporated by reference into this Form 8-K.

The information contained in the Investor Presentation is summary information that should be considered in the context of Mercantile’s filings with the Securities and Exchange Commission and other public announcements that Mercantile may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Report. While Mercantile may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, Mercantile specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Investor Presentation, Mercantile makes no admission as to the materiality of any information in this Report, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information set forth in this Report, including without limitation the Investor Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Mercantile Bank Corporation Investor Presentation dated March 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas Senior Vice President, Chief Financial Officer and Treasurer

Date: March 23, 2015

Exhibit Index

Exhibit Number Number	Description

99.1	Mercantile Bank Corporation Investor Presentation dated March 2015

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